Exhibit 99.1

FOR OFFICIAL RELEASE
20808 State Highway 71 W Unit B
Spicewood, TX 78669 -6824

LOTTERY.COM ANNOUNCES APPOINTMENT OF NEW STRATEGIC FINANCIAL ADVISER

TO ACCELERATE AND EXPAND GLOBAL REACH AND ACQUISITION STRATEGY

NYC, May 13, 2024 — Lottery.com Inc. (Nasdaq: LTRY, LTRYW), a leading technology company transforming how, where, and when lottery and sports media content is delivered, today announces a significant step to accelerate its global expansion efforts. Lottery.com has engaged Cohen & Company Capital Markets division (“CCM”), a division of J.V.B. Financial Group LLC, as its financial advisor to help oversee and structure its acquisition strategy. The Company’s “buy and build” strategy is backed by the United Capital Investments Limited (“UCIL”) $150 million loan facility with support from strategic investors, such as Prosperity Investment Management.

Under the new agreement, effective May 6, 2024, CCM will assist Lottery.com in navigating potential acquisitions and other business combinations aimed at enhancing the Company’s product offerings and market reach. This partnership is designed to support the Company’s “buy and build” strategy, targeting a pipeline of potential acquisitions over the next 12 months to bolster both domestic and international operations, as well as boosting technological and market capabilities.

Lottery.com looks to develop its lottery market through acquisitions and strategic alliances by pursuing innovative technology partners that will enhance the Company’s customer engagement, both domestically and internationally.

Another major initiative includes developing Sports.com into the first mainstream fully immersive streaming platform, providing live, full-engagement experiences to sports fans around the world. This development will focus on motor sports across the US, Europe, and the Middle East, along with mainstream American sports, including NFL, NBA, MLS, and USL. The newly launched Sports.com app that is now available on Apple and Google App Stores, further enhances user access and engagement. This follows successful collaborations and live streaming of major sports events, including widely acclaimed boxing, mixed martial arts (MMA) and EFC bouts and events.

In conjunction with CCM as its new strategic financial advisor, the Company is targeting the soccer market. With CCM assisting the Company to structure and oversee the potential acquisition of certain soccer clubs already identified, the Company hopes to develop and grow those brands using its Sports.com platform.

Marc Bircham, Director of Sports.com (and former professional player for Queens Park Rangers FC) commented:

“I’m delighted to be working with Cohen & Company Capital Markets. Their expertise in financial structuring and fundraising will be crucial as we lead the Sports.com acquisition program. My focus, along with our team led by Sport.com’s president Majed Al Sorour, will be to work with Cohen & Company to help close on the acquisition of one UK football club this year.”

Matthew McGahan, CEO and President of Lottery.com, said:

“Partnering with Cohen & Company Capital Markets is a major step forward for our business. Their expertise in financial structuring and fund raising will be crucial as we implement our strategy to expand globally through significant acquisitions, including our focused efforts on enhancing the Sports.com platform and our target to look at the UK football club market. We also intend to reach into new markets, especially in the sports media sector, where the company is planning to revolutionise fan engagement through live event streaming accessed on our wholly owned subsidiary sports.com. With a focus on both domestic and international markets, we are poised to further leverage our content verticals, including among others ESports and SimRacing, to broaden our reach.

He added:

“By leveraging CCM’s expertise, we are better positioned to identify and capitalize on new opportunities that align with our vision of creating a more connected and engaging experience for lottery and sports fans worldwide. Access to enhanced financial facilities and different capital structures amplifies our ‘buy and build’ strategy. Our aim is to propel ticket sales in the international lottery market and rapidly expand the Sports.com audience base in order to best monetize our online assets and technical expertise. Acquisitions will be structured by utilizing the UCIL $150 million loan facility as voted on by the Company’s shareholders in November 2023, as well as new capital structures introduced by CCM.”

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Lottery.com Contact: press@lottery.com

Lottery.com is a leading technology company that is transforming how, where and when lottery is played. Its engaging mobile and online platforms enable players and commercial partners located in the United States and internationally to remotely purchase legally sanctioned lottery games. Fans and subscribers look to Lottery.com for compelling, real-time results on more than 800 lottery games from more than 40 countries. Additionally, through WinTogether.org, Lottery.com is fundamentally changing how non-profit donors are incentivized to action by gamifying charitable giving. In all that it does, Lottery.com’s mission remains the same: an uncompromising passion to innovate, grow a new demographic of enthusiasts, deliver responsible and trusted solutions, and promote community and philanthropic initiatives. For more information, visit http://www.lottery.com.

Important Notice Regarding Forward-Looking Statements

This press release contains statements that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, revenue guidance, projected costs, prospects, plans and objectives of management are forward-looking statements. When used in this press release, the words “could,” “should,” “will,” “may,” “believe,” “anticipate,” “intend,” “estimate,” “expect,” “project,” the negative of such terms and other similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. These forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. Except as otherwise required by applicable law, Lottery.com disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Lottery.com cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Lottery.com. In addition, Lottery.com cautions you that the forward-looking statements contained in this press release are subject to the following factors: (i) the outcome of any legal proceedings that may be instituted against Lottery.com; (ii) Lottery.com’s ability to maintain effective internal controls over financial reporting, including the remediation of identified material weaknesses in internal control over financial reporting relating to segregation of duties with respect to, and access controls to, its financial record keeping system, and Lottery.com’s accounting staffing levels; (iii) the effects of competition on Lottery.com’s future business; (iv) risks related to Lottery.com’s dependence on its intellectual property and the risk that Lottery.com’s technology could have undetected defects or errors; (v) changes in applicable laws or regulations; (vi) risks related to the COVID-19 pandemic and its effect directly on Lottery.com and the economy generally; (vii) risks relating to privacy and data protection laws, privacy or data breaches, or the loss of data; (viii) the possibility that Lottery.com may be adversely affected by other economic, business, and/or competitive factors; (ix) the ability of Lottery.com to achieve its strategic and growth objectives as stated or at all; and (x) those factors discussed in the proxy statement/prospectus filed by Lottery.com with the SEC under the heading “Risk Factors” and the other documents filed, or to be filed, by Lottery.com with the SEC. Should one or more of the risks or uncertainties described in this press release materialize or should underlying assumptions prove incorrect, actual results and plans could differ materially from those expressed in any forward-looking statements. Additional information concerning these and other factors that may impact the operations and projections discussed herein can be found in the reports that Lottery.com has filed and will file from time to time with the SEC. These SEC filings are available publicly on the SEC’s website at www.sec.gov.